SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A-1



                                 CURRENT REPORT

                                -----------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 7, 1997

                          BEACON PROPERTIES CORPORATION
             (Exact name of Registrant as specified in its Charter)



                                    Maryland
                            (State of Incorporation)


         1-12926                                           04-3224258
  (Commission File Number)                          (IRS Employer Id. Number)


               50 Rowes Wharf
           Boston, Massachusetts                                       02110
    (Address of principal executive offices)                        (Zip Code)


                                 (617) 330-1400
              (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

    (a)    Financial Statements Under Rule 3-14 of Regulation S-X

           Statement of Excess of Revenues over Specific Operating Expenses of 10880 Wilshire Boulevard for the year ended December 31, 1996

           Statement of Excess of Revenues over Specific Operating Expenses of Centerpointe for the year ended December 31, 1996

           Statement of Excess of Revenues over Specific Operating Expenses of Westbrook Corporate Center for the year ended December 31, 1996

    (b)    Pro Forma Financial Statements

           Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996 (Unaudited)

           Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

    (c)    Exhibits

           2.1 Agreement of Purchase and Sale and Joint Escrow Instructions between 10880 Property Corporation as seller and Beacon Properties, L.P. as buyer dated March 19, 1997 (a)


           2.2 Agreement of Sale dated March 26, 1997 between Joshua Realty Corporation and Beacon Properties, L.P. (b)

           2.3 Contribution Agreement dated March 20, 1997 between Westbrook Corporate Center Associates, Westbrook Corporate Center IV Associates Limited Partnership and Westbrook Corporate Center V Associates Limited Partnership, Illinois limited partnerships which are, respectively, the sole beneficiaries of the land trusts which own title to the Real Property and Beacon Properties, L.P. (b)

           23.1 Consent of Coopers & Lybrand L.L.P., Independent Accountants.



----------
(a) To be filed by amendment
(b) Previously filed as part of the Company's Current Report on Form 8-K dated March 27, 1997.

                          BEACON PROPERTIES CORPORATION
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BEACON PROPERTIES CORPORATION



                                            /s/ Lionel P. Fortin
                                            -----------------------------------
                                            Lionel P. Fortin,
                                            Executive Vice President
                                            and Chief Operating Officer




Date: April 8, 1997

                            10880 WILSHIRE BOULEVARD
                              WESTWOOD, CALIFORNIA

                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Beacon Properties Corporation:

We have audited the accompanying statement of excess of revenues over specific operating expenses of 10880 Wilshire Boulevard in Westwood, California (the "Property") for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of 10880 Wilshire Boulevard in Westwood, California, for the year ended December 31, 1996 in conformity with generally accepted accounting principles.




                                          /s/ Coopers & Lybrand L.L.P.


Boston, Massachusetts
March 11, 1997

                            10880 WILSHIRE BOULEVARD
                              WESTWOOD, CALIFORNIA

                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES


                                                                                                     For the Year
                                                                                                        Ended
                                                                                                  December 31, 1996
                                                                                                  -----------------
Revenues:
    Base rent                                                                                        $ 8,687,295
    Recoveries from tenants                                                                               80,246
    Parking income, net of management fees                                                               991,828
    Other income                                                                                         314,125
                                                                                                     -----------

                                                                                                      10,073,494
                                                                                                     -----------

Specific operating expenses (Note 2):
    Utilities                                                                                            980,518
    Janitorial and cleaning                                                                               92,112
    Security                                                                                             331,954
    General and administrative                                                                           401,004
    Management fee                                                                                       319,183
    Repairs and maintenance                                                                            1,271,907
    Insurance                                                                                            101,671
    Property taxes                                                                                     1,042,614
    Landscaping                                                                                           76,811
    Ground lease                                                                                         210,000
                                                                                                     -----------

                                                                                                       4,827,774
                                                                                                     -----------

Excess of revenues over specific operating expenses                                                  $ 5,245,720
                                                                                                     ===========



     The accompanying notes are an integral part of the financial statement.

                            10880 WILSHIRE BOULEVARD
                              WESTWOOD, CALIFORNIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

1.       Organization and Significant Accounting Policies:

         Description of Properties

         10880 Wilshire Boulevard (the "Property") is located in Westwood, California and consists of one office building encompassing approximately 534,000 square feet. Beacon Properties Corporation intends to acquire the entire leasehold interest in the Property.

         Rental Revenues

         Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $1,750,000 for the year ended December 31, 1996.

         Risks and Uncertainties

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       Basis of Accounting:

         The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income and amortization.


                                    Continued

                            10880 WILSHIRE BOULEVARD
                              WESTWOOD, CALIFORNIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                   OVER SPECIFIC OPERATING EXPENSES, CONTINUED


3.       Description of Leasing Arrangements:

         The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

         Year Ending December 31,

              1997                                         $      8,614,000
              1998                                               11,333,000
              1999                                               11,770,000
              2000                                               11,288,000
              2001                                                9,438,000
              Thereafter                                          9,427,000

         As of December 31, 1996, three tenants occupied approximately 34% of leasable square feet and represented 16% of total 1996 base revenues.

4.       Ground Lease Commitment:

         The property is subject to a ground lease expiring in 2068. The lease provides for minimum rental payments of $210,000 per annum. At specified dates as provided for in the lease, annual rent payable is subject to adjustment at the greater of $210,000 or 7% of appraised market value of the property, as defined.

         The lessee has an option to buy out the lease on August 1, 2001 and pay the lessor for the land at an amount based on fair market value, as defined.

         The future minimum commitments under the ground lease are approximately as follows:


              1997                                         $        210,000
              1998                                                  210,000
              1999                                                  210,000
              2000                                                  210,000
              2001                                                  210,000
              Thereafter                                         13,895,000

                                  CENTERPOINTE
                                FAIRFAX, VIRGINIA

                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Beacon Properties Corporation:

We have audited the accompanying statement of excess of revenues over specific operating expenses of Centerpointe in Fairfax, Virginia (the "Properties") for the year ended December 31, 1996. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of Centerpointe in Fairfax, Virginia, for the year ended December 31, 1996 in conformity with generally accepted accounting principles.





                                             /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
March 18, 1997

                                  CENTERPOINTE
                                FAIRFAX, VIRGINIA

                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES


                                                                                                 For the Year
                                                                                                     Ended
                                                                                               December 31, 1996
                                                                                               -----------------
Revenues:
    Base rent                                                                                     $ 7,293,132
    Recoveries from tenants                                                                           577,788
    Other income                                                                                       98,827
                                                                                                  -----------

                                                                                                    7,969,747
                                                                                                  -----------

Specific operating expenses (Note 2):
    Mortgage interest (Note 4)                                                                      1,914,230
    Utilities                                                                                         563,917
    Janitorial and cleaning                                                                           466,366
    Security                                                                                          106,847
    General and administrative                                                                        179,771
    Repairs and maintenance                                                                           505,785
    Insurance                                                                                          37,906
    Property taxes                                                                                    497,166
    Landscaping                                                                                        59,255
                                                                                                  -----------

                                                                                                    4,331,243
                                                                                                  -----------

Excess of revenues over specific operating expenses                                               $ 3,638,504
                                                                                                  ===========



     The accompanying notes are an integral part of the financial statement.

                                  CENTERPOINTE
                               FAIRFAX, VIRGINIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES


1.       Organization and Significant Accounting Policies:

         Description of Properties

         Centerpointe (the "Properties") is an office portfolio located in Fairfax, Virginia consisting of two office buildings and encompassing approximately 427,000 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Properties.

         Rental Revenues

         Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $491,000 for the year ended December 31, 1996.

         Risks and Uncertainties

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       Basis of Accounting:

         The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, and amortization.




                                    Continued

                                  CENTERPOINTE
                               FAIRFAX, VIRGINIA

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                   OVER SPECIFIC OPERATING EXPENSES, CONTINUED


3.       Description of Leasing Arrangements:

         The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

         Year Ending December 31,
         1997                                            $      5,881,000
         1998                                                   5,495,000
         1999                                                   5,256,000
         2000                                                   5,030,000
         2001                                                   5,033,000
         Thereafter                                            29,413,000


         As of December 31, 1996, one tenant occupied approximately 65% of leasable square feet and represented 61% of total 1996 base revenues.

4.       Mortgage Note:

         The mortgage note in the amount of $30,000,000, requires interest only monthly payments of $183,000 through December 1, 1998. Beginning on January 1, 1999, the note requires monthly installments of principal and interest of $218,197. The note bears interest at 7.32% and is due on February 28, 2001. The note is collaterized by the property and assignment of leases.

         Principal payments due on the mortgage note during the next five years are approximately as follows:

         1997          -0-
         1998          -0-
         1999        437,000
         2000        470,000
         2001     29,039,000

                           WESTBROOK CORPORATE CENTER
                              WESTCHESTER, ILLINOIS

                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Beacon Properties Corporation:

We have audited the accompanying statement of excess of revenues over specific operating expenses of Westbrook Corporate Center in Westchester, Illinois (the "Properties") for the year ended December 31, 1996. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of Westbrook Corporate Center in Westchester, Illinois for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                           /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
March 21, 1997

                           WESTBROOK CORPORATE CENTER
                              WESTCHESTER, ILLINOIS

                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES


                                                             For the Year
                                                                Ended
                                                           December 31, 1996
                                                           -----------------

Revenues:
    Base rent                                                  $21,029,383
    Recoveries from tenants                                      1,805,660
    Other income                                                   135,933
                                                             --------------

                                                                22,970,976
                                                             --------------

Specific operating expenses (Note 2):
    Utilities                                                    1,351,852
    Janitorial and cleaning                                      1,176,162
    Security                                                       219,080
    General and administrative                                     207,959
    Repairs and maintenance                                      1,306,547
    Insurance                                                      140,967
    Property taxes                                               3,112,555
    Landscaping                                                    204,898
                                                             --------------

                                                                 7,720,020
                                                             --------------

Excess of revenues over specific operating expenses            $15,250,956
                                                             ==============












     The accompanying notes are an integral part of the financial statement.

                           WESTBROOK CORPORATE CENTER
                              WESTCHESTER, ILLINOIS

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES


          1. Organization and Significant Accounting Policies:
             ------------------------------------------------


          Description of Properties

          Westbrook Corporate Center (the "Properties") is an office complex located in Westchester, Illinois consisting of five interconnected ten-story office towers encompassing approximately 1,102,000 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Properties.


          Rental Revenues

          Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment decreased revenues by approximately $1,600,000 for the year ended December 31, 1996.


          Risks and Uncertainties

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          2. Basis of Accounting:
             -------------------

          The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization and interest expense.







                                    Continued

                           WESTBROOK CORPORATE CENTER
                              WESTCHESTER, ILLINOIS

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                   OVER SPECIFIC OPERATING EXPENSES, CONTINUED


          3. Description of Leasing Arrangements:
             -----------------------------------

          The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:


          Year Ending December 31,
          ------------------------
                  1997                         $     23,329,000
                  1998                               21,978,000
                  1999                               19,607,000
                  2000                               16,648,000
                  2001                                9,246,000
                  Thereafter                         13,883,000

          As of December 31, 1996, one tenant occupied approximately 9% of leaseable square feet and represented 12% of total 1996 base revenues.

                         BEACON PROPERTIES CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


       The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of December 31, 1996, is presented as if the 10880 Wilshire Boulevard, Centerpointe and Westbrook Corporate Center properties had been acquired as of December 31, 1996. Additionally, the Company's proposed, 7,000,000 share, common stock offering ($35.00 per share) and related repayment of the Credit Facility had occurred as of December 31, 1996.

       The pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 is presented as if the acquisition of the Properties acquired from January 1, 1996 to December 31, 1996 (as more fully described below), the closing of the MetLife Mortgage loan, the Company's common stock offerings from January 1, 1996 to December 31, 1996 (as more fully described below) and the Company's proposed common stock offering had occurred as of January 1, 1996. Furthermore, the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

      In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.


Acquisitions included in pro forma:


                                                                             Rentable   Year Built/    Date of
Property Name                              Location                            Sq Ft     Renovated    Acquisition
-----------------------------------------------------------------------------------------------------------------
1996 Acquisitions

Perimeter Center                        Atlanta, GA                        3,302,000    1970-1989       02/15/96
New York Life Portfolio                 Chicago, IL and Washington, D.C.   1,012,000    1984-1986       08/16/96
Fairfax County Portfolio                McLean, VA and  Herndon, VA          550,000    1981-1988       09/05/96
Rosslyn Virginia Portfolio              Rosslyn, VA                          666,000    1974-1980       10/18/96
New England Executive Park              Burlington, MA                       817,000    1970-1985       11/15/96
245 First Street                        Cambridge, MA                        263,000    1985-1986       11/21/96
10960 Wilshire Boulevard                Westwood, CA                         544,000    1971-1992       11/21/96
Shoreline Technology Park               Mountain View, CA                    727,000    1985-1991       12/20/96
Lake Marriott Business Park             Santa Clara, CA                      400,000         1981       12/20/96
Presidents Plaza                        Chicago, IL                          791,000    1980-1982       12/27/96

1997 Pending Acquisitions

10880 Wilshire Boulevard                Westwood, CA                         531,000         1970       Pending
Centerpointe                            Fairfax, VA                          409,000    1986-1990       Pending
Westbrook Corporate Center              Westchester, IL                    1,106,000    1985-1996       Pending

                                                                                                  Purchase Price (in thousands)
                                                                                            ----------------------------------------
Property Name                           Seller                                               Cash         Debt     O.P.Units   Total
------------------------------------------------------------------------------------------------------------------------------------
1996 Acquisitions

Perimeter Center                        Metropolitan Life Insurance Company                 322,200               $13,800(2) 336,000
New York Life Portfolio                 New York Life Insurance Company                     150,000                          150,000
Fairfax County Portfolio                Greensboro Associates, John Marshall
                                         Associates Limited Partnership and
                                         Woodland-Northridge I Limited Partnership                        $55,400  21,600(2)  77,000
Rosslyn Virginia Portfolio              LaSalle Fund II                                      99,050                           99,050
New England Executive Park              New England Executive Park Limited Partnership
                                         et al                                               75,000                           75,000
245 First Street                        Riverview Building Combined Limited Partnership      45,000                           45,000
10960 Wilshire Boulevard                10960 Property Corporation                          133,000                          133,000
Shoreline Technology Park               Teachers Insurance and Annuity Association (TIAA)   139,080                          139,080
Lake Marriott Business Park             Teachers Insurance and Annuity Association (TIAA)    43,920                           43,920

Presidents Plaza                        Metropolitan Life Insurance Company                  38,000                39,000(2)  77,000

1997 Pending Acquisitions

10880 Wilshire Boulevard                10880 Property Corporation                          102,000                          102,000
Centerpointe                            Joshua Realty Corporation                            25,000        30,000             55,000
Westbrook Corporate Center              Westbrook Corporate Center Associates,               26,100       106,000  50,000(3) 182,100
                                        Westbrook Corporate Center IV Associates
                                        Limited Partnership and Westbrook Corporate
                                        Center V Associates Limited Partnership


        (1) The Company holds approximately 52% of the common stock of a private REIT which owns this property. The total purchase price was $156 million consisting of $66 million in cash and proceeds from a $90 million first mortgage loan. The Company accounts for this investment under the equity method of accounting.

          (2) The Company issued Operating Partnership Units in the amount of 540,059 for Perimeter Center ($25.55 per unit), 833,820 for the Fairfax County Portfolio ($25.90 per unit) and 1,171,500 for Presidents Plaza ($33.29 per unit). These Units were valued based on the average trading price of Beacon Properties Corporation's Common Stock for the applicable period (20 to 30 days) prior to closing as prescribed in the purchase and sale agreements.

          (3) The Company expects to issue approximately 1,428,571 Operating Partnership Units in connection with the purchase of Westbrook Corporate Center. The number of units was estimated based on a valuation of $35.00 per unit. The actual number of units will be based on the average price of Beacon Properties Corporation's common stock for the 10 days prior to 2 days preceding the closing of this property.


Common Stock Offerings included in pro forma:

                                    Price Per      Gross            Net
Year      Month          Shares       Share       Proceeds       Proceeds
----      -----          ------       -----       --------       --------
                                                      (in thousands)

1996      March        7,036,000      26.25        184,695        173,800
1996      August       5,750,000      25.75        148,063        139,400
1996      November    13,723,000      30.75        421,982        398,900
1996      December     1,132,400      33.47         37,896         37,800
1997      April(4)     7,000,000      35.00        245,000        230,300

          (4) Proposed.

                         BEACON PROPERTIES CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               December 31, 1996
                                  (Unaudited)


                                                                                  Pro Forma Adjustments
                                                             -------------------------------------------------------
                                                  Beacon
                                                Properties     10880                    Westbrook       Proposed
                                                Corporation  Wilshire                   Corporate         1997         Pro Forma
                                                Historical   Boulevard   Centerpointe    Center     Stock Offering    Consolidated
                                                -----------  ---------   ------------   ---------   --------------    ------------
                                                                                  (dollars in thousands)
ASSETS

Real estate, net                                 $1,593,995   $102,000      $55,000      $182,100                      $1,933,095
Deferred financing and leasing costs, net            17,321                                                                17,321
Cash and cash equivalents                            36,086   (102,000)     (25,000)      (26,100)      $137,014           20,000
Mortgage notes receivable                            51,491                                                                51,491
Other assets                                         28,366                                                                28,366
Investments in and advance to joint
     ventures and corporations                       52,153                                                                52,153
                                                 ----------   --------      -------      --------       --------       ----------

    Total assets                                 $1,779,412   $     --      $30,000      $156,000       $137,014       $2,102,426
                                                 ==========   ========      =======      ========       ========       ==========

   LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                             $452,212                 $30,000(A)   $106,000(B)                     $588,212
Note payable, Credit Facility                       153,000                                             $(93,286)(D)       59,714
Other liabilities                                    41,764                                                                41,764
Investment in joint venture                          24,735                                                                24,735
                                                  ---------   --------      -------      --------       --------       ----------

    Total liabilities                               671,711                  30,000       106,000        (93,286)         714,425

Minority interest in Operating Partnership          108,551                                50,000(C)                      158,551
Stockholders' equity                                999,150                                              230,300(E)     1,229,450
                                                  ---------   --------      -------      --------       --------       ----------

    Total liabilities and stockholders' equity   $1,779,412   $     --      $30,000      $156,000       $137,014       $2,102,426
                                                 ==========   ========      =======      ========       ========       ==========


Notes:
(A) Mortgage debt due on February 28, 2002 with interest only through December 1999 at 7.32% and principal amortized over a 25 year period thereafter. This mortgage will be assumed in connection with the purchase of Centerpointe.

(B) Mortgage debt is expected to have a 10 year term with interest at 8.03% and principal amortized over a 26 year period and is expected to be assumed in connection with the purchase of Westbrook Corporate Center.

(C) The seller of Westbrook will be issued $50,000,000 of Operating Partnership Units expected to consist of 1,428,571 units valued at $35.00 each. The valuation is based on the average trading price of Beacon Properties Corporation common stock for the 10 days prior to 2 days preceding the closing of the property.

(D) Expected repayment of Credit Facility.

(E) The Company expects to sell 7,000,000 shares of common stock at $35.00 per share.
         Proceeds of Offering                          $245,000
         Expenses of Offering (6.0%)                    (14,700)
                                                       --------
                                                       $230,300
                                                       ========

                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For the Year Ended December 31, 1996
                                  (Unaudited)


                                                            Beacon                                              October &
                                                          Properties                      New York Life         November
                                                         Corporation      Perimeter       and Fairfax Va.          1996
                                                          Historical      Center (A)       Portfolios(B)      Acquisitions(G)
                                                         -----------      ----------      ---------------     ---------------
                                                        (dollars in thousands except per share amounts and shares outstanding)
Revenue:
   Rental income                                            $147,825          $6,420(A)      $19,098              $38,886
   Management fees                                             3,005
   Recoveries from tenants                                    16,719             304           3,788                3,674
   Mortgage interest income                                    4,970
   Other income                                               11,272             208             845                3,012
                                                            --------          ------          ------              -------

       Total revenue                                         183,791           6,932          23,731               45,572
                                                            --------          ------          ------              -------

Expenses:
   Property expenses                                          37,211           1,562           4,875               11,716
   Real estate taxes                                          18,124             591           1,708                3,991
   General and administrative                                 19,331             378             812                1,700
   Mortgage interest expense                                  30,300           1,895(C)        2,954(F)
   Interest - amortization of financing costs                  2,084              15(D)
   Depreciation and amortization                              33,184           1,196(E)        4,374(E)             9,105(E)
                                                            --------          ------          ------              -------

       Total expenses                                        140,234           5,637          14,723               26,512
                                                            --------          ------          ------              -------

Income from operations                                        43,557           1,295           9,008               19,060

Equity in net income of joint ventures and corporation         4,989
                                                            --------          ------          ------              -------

Income from continuing operations                             48,546           1,295           9,008               19,060
Discontinued operations - Construction Company:
Loss from operations                                          (2,609)
Loss on sale                                                    (249)
                                                            --------          ------          ------              -------

Income before minority interest                               45,688           1,295           9,008               19,060

Minority interest in Operating Partnership                    (5,988)
                                                            --------          ------          ------              -------

Net income before extraordinary items                        $39,700          $1,295          $9,008              $19,060
                                                            ========          ======          ======              =======





                                      F-19




                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For the Year Ended December 31, 1996
                                  (Unaudited)



                                                           December
                                                             1996             Pending          Pro Forma          Pro Forma
                                                         Acquisitions(H)   Acquisitions(I)    Adjustments        Consolidated
                                                         ---------------   ---------------    -----------        ------------
                                                        (dollars in thousands except per share amounts and shares outstanding)
Revenue:
   Rental income                                            26,858             40,486                                $279,573
   Management fees                                                                                                      3,005
   Recoveries from tenants                                   6,099              2,464                                  33,048
   Mortgage interest income                                                                         611(K)              5,581
   Other income                                                470              1,541                                  17,348
                                                           -------             ------           -------              --------

       Total revenue                                        33,427             44,491               611               338,555
                                                           -------             ------           -------              --------

Expenses:
   Property expenses                                         4,509              9,206                                  69,078
   Real estate taxes                                         5,036              4,653                                  34,103
   General and administrative                                1,250              1,108               250(L)             24,830
   Mortgage interest expense                                                   10,380(J)          1,634(M)             47,162
   Interest - amortization of financing costs                                                                           2,099
   Depreciation and amortization                             6,555(E)          10,513(E)                               64,927
                                                           -------             ------           -------              --------

       Total expenses                                       17,350             35,860             1,884               242,199
                                                           -------             ------           -------              --------

Income from operations                                      16,077              8,631            (1,273)               96,356

Equity in net income of joint ventures and corporation                                                                  4,989(1)
                                                           -------             ------           -------              --------

Income from continuing operations                           16,077              8,631            (1,273)              101,345
Discontinued operations - Construction Company:
Loss from operations                                                                                                   (2,609)
Loss on sale                                                                                                             (249)
                                                           -------             ------           -------              --------

Income  before minority interest                            16,077              8,631            (1,273)               98,487

Minority interest in Operating Partnership                                                       (6,038)(N)           (12,026)
                                                           -------             ------           -------              --------

Net income before extraordinary items                      $16,077             $8,631           ($7,311)              $86,461(2)
                                                           =======             ======           =======              ========

Common shares outstanding                                                                                          55,116,480
Net income per common share                                                                                             $1.57

(1) Includes depreciation and amortization                                                                             $4,033
(2) Company share of Operating Partnership is 87.79%

See accompanying notes to pro forma condensed consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                  (Unaudited)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.


    Rental income-historical                       $6,128
    Pro forma straight-line rent adjustment           292
                                                   ------
    Pro forma rental income                        $6,420
                                                   ======

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.



                                                       Fairfax       New York
                                                       County          Life
                                                      Portfolio      Portfolio             Total
                                                      -------------------------------------------
Revenue:
   Rental income-historical                             $7,284           $11,048          $18,332
   Pro forma straight-line rent adjustment                 377               389              766
                                                      -------------------------------------------
   Pro forma rental income                               7,661            11,437           19,098
   Management fees
   Recoveries from tenants                                 542             3,247            3,788
   Mortgage interest income
   Other income                                             72               773              845
                                                      -------------------------------------------

   Total revenue                                         8,274            15,457           23,731
                                                      -------------------------------------------

Expenses:
   Property expenses                                     1,581             3,294            4,875
   Real estate taxes                                       364             1,345            1,708
   General and administrative                               80               732              812
   Mortgage interest expense (F)                         2,954                              2,954
   Interest - amortization of financing costs
   Depreciation and amortization (E)                     1,568             2,806            4,374
                                                      -------------------------------------------

   Total expenses                                        6,546             8,177           14,723
                                                      -------------------------------------------

Income from operations                                  $1,728           $ 7,280          $ 9,008
                                                      ===========================================

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                  (Unaudited)





(E) Detail of depreciation expense by property is presented as follows:


                                          Basis           Life      Depreciation
                                          -----           ----      ------------

   Perimeter Center                      $287,130        30 yrs        $1,196
                                                                       ======


   Fairfax County Portfolio               $69,300        30 yrs        $1,568
   The New York Life Portfolio            135,000        30 yrs         2,806
                                                                       ------
                                                                       $4,374
                                                                       ======

   October & November 1996 Acquisitions:
   -------------------------------------
   Rosslyn, Virginia Portfolio             89,145        30 yrs        $2,352
   New England Executive Park              67,500        30 yrs         1,969
   245 First Street                        40,500        30 yrs         1,209
   10960 Wilshire Boulevard               119,700        30 yrs         3,574
                                                                       ------
                                                                       $9,105
                                                                       ======

   December 1996 Acquisitions:
   ---------------------------
   Lake Marriott Business Park             31,110        30 yrs        $1,008
   Shoreline Technology Park              100,650        30 yrs         3,263
   Presidents Plaza                        69,250        30 yrs         2,284
                                                                       ------
                                                                       $6,555
                                                                       ======

   Pending  Acquisitions:
   ----------------------
   10880 Wilshire Boulevard               102,000        30 yrs        $3,400
   Centerpointe                            49,500        30 yrs         1,650
   Westbrook Corporate Center             163,890        30 yrs         5,463
                                                                       ------
                                                                      $10,513
                                                                       ======

(F)Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:


                     Principal       Rate       Expense
                     ---------       ----       -------

   JOHN MARSHALL      $21,068         8.38%      $1,197

   EJ RANDOLPH (1)     18,016         7.78%         951

   NORTHRIDGE          16,306         7.28%         806
                      -------                    ------

                      $55,390                    $2,954
                      =======                    ======

   (1) Paid off by Credit Facility proceeds at closing.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                  (Unaudited)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the period prior acquisition.



                                                       Rosslyn        New England                      10960
                                                      Virginia         Executive                      Wilshire
                                                     Portfolio            Park         245 First St.    Blvd.       Total
                                                     ---------------------------------------------------------------------
Revenue:
   Rental income-historical                            $11,640           $11,766           $4,552      $9,650      $37,608
   Pro forma straight-line rent adjustment                 361               283              510         124        1,278
                                                     ---------------------------------------------------------------------
   Pro forma rental income                              12,001            12,049            5,062       9,774       38,886
   Management fees
   Recoveries from tenants                                 528             1,113            1,776         257        3,674
   Mortgage interest income
   Other income                                          1,066                                533       1,413        3,012
                                                     ---------------------------------------------------------------------

   Total revenue                                        13,595            13,162            7,371      11,444       45,572
                                                     ---------------------------------------------------------------------

Expenses:
   Property expenses                                     2,611             4,958            1,020       3,126       11,716
   Real estate taxes                                       747             1,421              913         910        3,991
   General and administrative                              575               471               81         572        1,700
   Mortgage interest expense
   Interest - amortization of financing costs
   Depreciation and amortization (E)                     2,352             1,969            1,209       3,574        9,105
                                                     ---------------------------------------------------------------------

   Total expenses                                        6,286             8,819            3,223       8,183       26,512
                                                     ---------------------------------------------------------------------

Income from operations                                 $ 7,308           $ 4,343           $4,148     $ 3,262      $19,060
                                                     =====================================================================



(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for the period prior to acquisition.



                                                      Shoreline    Lake Marriott
                                                     Technology       Business        Presidents
                                                        Park            Park             Plaza         Total
                                                     --------------------------------------------------------
Revenue:
   Rental income-historical                            $12,942            $3,824           $9,244     $26,010
   Pro forma straight-line rent adjustment                                   237              611         848
                                                     --------------------------------------------------------
   Pro forma rental income                              12,942             4,061            9,855      26,858
   Management fees
   Recoveries from tenants                               1,068               996            4,035       6,099
   Mortgage interest income
   Other income                                                                               470         470
                                                     --------------------------------------------------------

   Total revenue                                        14,010             5,057           14,359      33,427
                                                     --------------------------------------------------------

Expenses:
   Property expenses                                       105               718            3,685       4,509
   Real estate taxes                                     1,068               395            3,572       5,036
   General and administrative                               71                 8            1,171       1,250
   Mortgage interest expense
   Interest - amortization of financing costs
   Depreciation and amortization (E)                     3,263             1,008            2,284       6,555
                                                     --------------------------------------------------------

   Total expenses                                        4,508             2,130           10,712      17,350
                                                     --------------------------------------------------------

Income from operations                                 $ 9,503            $2,927           $3,647     $16,077
                                                     ========================================================

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                  (Unaudited)



(I)Results of operations of 10880 Wilshire Boulevard, Centerpointe and Westbrook Corporate Center for the year 1996.




                                                       10880                            Westbrook
                                                      Wilshire                          Corporate
                                                      Boulevard        Centerpointe        Center      Total
                                                      -------------------------------------------------------
Revenue:
   Rental income-historical                             $8,687            $7,293          $21,029     $37,009
   Pro forma straight-line rent adjustment                 399               300            2,778       3,477
                                                      -------------------------------------------------------
   Pro forma rental income                               9,086             7,593           23,807      40,486
   Management fees
   Recoveries from tenants                                  80               578            1,806       2,464
   Mortgage interest income
   Other income                                          1,306                99              136       1,541
                                                      -------------------------------------------------------

   Total revenue                                        10,472             8,270           25,749      44,491
                                                      -------------------------------------------------------

Expenses:
   Property expenses                                     3,066             1,740            4,400       9,206
   Real estate taxes                                     1,043               497            3,113       4,653
   General and administrative                              720               180              208       1,108
   Mortgage interest expense                                               1,914(J)         8,466(J)   10,380
   Interest - amortization of financing costs
   Depreciation and amortization (E)                     3,400             1,650            5,463      10,513
                                                      -------------------------------------------------------

   Total expenses                                        8,229             5,981           21,650      35,860
                                                      -------------------------------------------------------

Income from operations                                  $2,243            $2,289          $ 4,099     $ 8,631
                                                      =======================================================



(J) Interest expense on mortgage debt assumed:

    Centerpointe - historical 1996 expense.

    Westbrook Corporate Center - based on a principal balance of $106,000 with interest calculated at 8.03%.

(K) Interest income related to the acquisition of the Rowes Wharf mortgage.

(L) Additional general and administrative expense attributable to acquisitions.

(M) Credit Facility Interest expense:



   Pro Forma Credit Facility balance                              $59,714
   Average Credit Facility rate through December 31, 1996            7.78%
                                                                  -------

   Pro Forma Credit Facility interest expense full year             4,646
   Less historical  1996  Credit Facility interest expense          3,294
                                                                  -------

   Pro Forma adjustment                                             1,352
                                                                  --------

  Mortgage Interest:
    Pro Forma Mortgage Interest on Centerpointe Full Year
     based on principal balance of $30,000 with interest at
     7.32%                                                          2,196
    Less: Historical 1996 Expense                                   1,914
                                                                  -------
                                                                      282
                                                                  -------
  Grand Total                                                      $1,634
                                                                  =======

(N) Reflects decrease for minority interest (12.21%) in Operating Partnership.